                                                                EXHIBIT (13)(a)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AIG LIFE INSURANCE COMPANY serves as Depositor and NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

 Registrant Name                        File No.
 -------------------------------------  -------------------------------------
 Variable Account I                     333-102139 / 811-05301
                                        333-49128 / 811-05301
                                        333-117376 / 811-05301
                                        333-108725 / 811-05301
                                        333-105763 / 811-05301
                                        333-36260 / 811-05301
 Variable Account II                    333-34199 / 811-04867

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
MERTON BERNARD AIDINOFF                              Director                 October 21, 2005
-------------------------------
MERTON BERNARD AIDINOFF

STEVEN JAY BENSINGER                                 Director                 October 21, 2005
-------------------------------
STEVEN JAY BENSINGER

CHARLES H. DANGELO                                   Director                 October 21, 2005
-------------------------------
CHARLES H. DANGELO

DAVID LAWRENCE HERZOG                                Director                 October 21, 2005
-------------------------------
DAVID LAWRENCE HERZOG

JOHN W. KEOGH                                 Director, President and         October 21, 2005
-------------------------------               Chief Executive Officer
JOHN W. KEOGH

ROBERT EDWARD LEWIS                                  Director                 October 21, 2005
-------------------------------
ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR                           Director and Chairman          October 21, 2005
-------------------------------
KRISTIAN PHILIP MOOR

WIN JAY NEUGER                                       Director                 October 21, 2005
-------------------------------
WIN JAY NEUGER

ERNEST THEODORE PATRIKIS                             Director                 October 21, 2005
-------------------------------
ERNEST THEODORE PATRIKIS

ROBERT MICHAEL SANDLER                               Director                 October 21, 2005
-------------------------------
ROBERT MICHAEL SANDLER

ROBERT S. SCHIMEK                              Director, Senior Vice          October 21, 2005
-------------------------------                      President
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER                                  Director                 October 21, 2005
-------------------------------
NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH                               Director                 October 21, 2005
-------------------------------
NICHOLAS CHARLES WALSH
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